Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line Tax Exempt Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 2/28/06 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 05/05/2006
      -----------------------------

                                            By: /s/ Jean Bernhard Buttner
                                                --------------------------------
                                                       Jean Bernhard Buttner
                                                      Chairman and President
                                                Value Line Tax Exempt Fund, Inc.

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen R. Anastasio, Treasurer of the Value Line Tax Exempt Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 2/28/06 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 05/05/2006
      -----------------------------

                                            By: /s/ Stephen R. Anastasio
                                                --------------------------------
                                                      Stephen R. Anastasio
                                                          Treasurer
                                                Value Line Tax Exempt Fund, Inc.